ADVISORSHARES FOLIOBEYOND SMART CORE BOND ETF

Schedule of Investments

March 31, 2021 (Unaudited)

Investments	Shares/ Principal	Value
EXCHANGE TRADED FUNDS – 99.6%

Debt Fund – 99.6%
Invesco Senior Loan ETF(a)	78,955	$1,747,274
iShares 0-5 Year High Yield Corporate Bond ETF	11,322	518,661
iShares 10-20 Year Treasury Bond ETF(a)	7,976	1,117,916
iShares 20+ Year Treasury Bond ETF(a)	2,800	379,260
iShares Agency Bond ETF	5,264	619,731
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	45,936	1,255,431
VanEck Vectors High Yield Muni ETF	2,100	130,515
Total Exchange Traded Funds
(Cost $5,707,803)		5,768,788

MONEY MARKET FUND – 1.1%
BlackRock Liquidity Funds FedFund Portfolio, Institutional Class, 0.04%(b) (Cost $61,844)	61,844	61,844

REPURCHASE AGREEMENTS – 23.4%(c)
BNP Paribas Securities Corp., dated 03/31/21, due 04/01/21, 0.01%, total to be received $315,933, (collateralized by various U.S. Government Agency Obligations, 0.00%-7.00%, 09/23/21-02/01/56, totaling $321,606)	$315,933	315,933
BofA Securities, Inc., dated 03/31/21, due 04/01/21, 0.01%, total to be received $315,933, (collateralized by various U.S. Government Agency Obligations, 1.00%-5.50%, 06/01/24-01/01/59, totaling $321,474)	315,933	315,933
Citigroup Global Markets, Inc., dated 03/31/21, due 04/01/21, 0.01%, total to be received $315,933, (collateralized by various U.S. Government Agency Obligations, 1.13%-4.00%, 05/15/23-09/15/57, totaling $321,603)	315,933	315,933
Daiwa Capital Markets America, dated 03/31/21, due 04/01/21, 0.01%, total to be received $315,933, (collateralized by various U.S. Government Agency Obligations, 0.00%-7.00%, 05/04/21-04/01/51, totaling $321,360)	315,933	315,933
Deutsche Bank Securities, Inc., dated 03/31/21, due 04/01/21, 0.00%, total to be received $93,658, (collateralized by various U.S. Government Agency Obligations, 1.50%-8.00%, 09/01/21-04/01/51, totaling $95,305)	93,658	93,658
Total Repurchase Agreements
(Cost $1,357,390)		1,357,390
Total Investments – 124.1%
(Cost $7,127,037)		7,188,022
Liabilities in Excess of Other Assets – (24.1%)		(1,394,555)
Net Assets – 100.0%		$5,793,467

ETF - Exchange Traded Fund

(a)	All or a portion of security is on loan. The aggregate market value of the securities on loan is $1,552,858; the aggregate market value of the collateral held by the fund is $1,587,801. The aggregate market value of the collateral includes non-cash U.S. Treasury securities collateral having a value of $230,411.
(b)	Rate shown reflects the 7-day yield as of March 31, 2021.
(c)	Collateral received from brokers for securities lending was invested in these short-term investments.

ADVISORSHARES FOLIOBEYOND SMART CORE BOND ETF

Schedule of Investments (continued)

March 31, 2021 (Unaudited)

For information on the Fund’s policies regarding the valuation of investments and other significant accounting policies, please refer to the Fund’s most recent semi-annual or annual financial statements.

Fair Value Measurements

The following is a summary of the inputs used, as of March 31, 2021, in valuing the Fund’s assets and liabilities carried at fair value. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Assets	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$5,768,788	$–	$–	$5,768,788
Money Market Fund	61,844	–	–	61,844
Repurchase Agreements	–	1,357,390	–	1,357,390
Total	$5,830,632	$1,357,390	$–	$7,188,022

SUMMARY OF SCHEDULE OF INVESTMENTS
% of
Net Assets
Debt Fund	99.6%
Money Market Fund	1.1
Repurchase Agreements	23.4
Total Investments	124.1
Liabilities in Excess of Other Assets	(24.1)
Net Assets	100.0%